Exhibit 10.6.12

State of New Jersey
DEPARTMENT OF HUMAN SERVICES
DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES
JON S. CORZINE	P.O. Box 712	JAMES W. SMITH, JR.
Governor	Trenton, NJ 08625-0712	Acting Commissioner
Telephone 1-800-356-1561

ANN CLEMENCY KOHLER
Director

July 18, 2006
Peter D. Haytaian President and
CEO AMERIGROUP New Jersey,
Inc. 399 Thornall Street, 9th Floor
Edison, NJ 08837
Dear Mr. Haytaian:
Enclosed, for your signature, is a contract amendment for July 1, 2006. This amendment revises the HMO capitation rate, maternity payment and MCSA administration fees for SFY 2007. The rate certification letter and supporting documentation has also been provided to you under separate cover.
The increase of the capitation rates are required to compensate the HMOs for the SFY 2007 Budget Appropriation Bill increasing the HMO premium tax from one percent to two percent.
Please return the signed amendment by close of business July 26, 2006.

Sincerely,

Jill Simone, MD
Executive Director
Office of Managed Health Care

Enclosure
JS:	H:v
c:	John Koehn
Jennifer Langer
New Jersey Is An Equal Opportunity Employer

STATE OF NEW JERSEY
DEPARTMENT OF HUMAN SERVICES
DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES
AND
AMERIGROUP NEW JERSEY, INC.
AGREEMENT TO PROVIDE HMO SERVICES
In accordance with Article 7, section 7.11.2A, 7.11.2B and 7.12.1 of the contract between AMERIGROUP New Jersey, Inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective date October 1, 2000, all parties agree that the contract shall be amended, effective July 1, 2006, as follows:
Appendix, Section C, “Capitation Rates” shall be revised as reflected in SFY 2007 Capitation Rates attached hereto and incorporated herein.

All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.
The contracting parties indicate their agreement by their signatures.

	AMERIGROUP	State of New Jersey
	New Jersey, Inc.	Department of Human Services

BY:	/s/ [ILLEGIBLE]	BY:	Ann Clemency Kohler

TITLE:	President and CEO	TITLE:	Director, DMAHS

DATE:	7/25/06	DATE:

APPROVED AS TO FORM ONLY

Attorney General State of New Jersey

BY:	Deputy Attorney General

DATE:

SECTION C
CAPITATION RATES

STATE OF NEW JERSEY
SFY 2007
MANAGED CARE CAPITATION RATES
AND MANAGED CARE SERVICES ADMINISTRATOR FEES

Contract Period: 07/01/2006 - 06/30/2007
Category	Age/Sex	Northern	Central	Southern	Statewide
AFDC/KidCare A/New Jersey Care Children
AFDC/KidCare A/New Jersey Care Children
AFDC/KidCare A/New Jersey Care Children/NJCPW
AFDC/ NJCPW
AFDC
AFDC/ NJCPW
Aged with Medicare
Blind/Disabled with Medicare and Other Dual Eligibles
Blind/Disabled with Medicare and Other Dual Eligibles	*******REDACTED*******
Maternity
ABD-DDD with Medicare and Other Dual Eligibles
ABD (including AIDS & DDD) without Medicare — non-DDD
ABD (including AIDS & DDD) without Medicare — DDD &
Non ABD-DDD
DYFS
DYFS
DYFS
KidCare B&C
KidCare B&C
KidCare B&C
KidCare D
KidCare D
KidCare D
FamilyCare Parents 0-133%
FamilyCare Parents 0-133%
FamilyCare Parents 0-133%
FamilyCare Parents 134-200%
FamilyCare Parents 134-200%
FamilyCare Parents 134-200%
AIDS-ABD with Medicare and Other Dual Eligibles
AIDS-Non-ABD
AIDS-ABD with Medicare and Other Dual Eligibles DDD (including Behavioral Health Add-On)
AIDS-Non-ABD DDD (including Behavioral Health Add-On)